Exhibit 33.5


[GMAC Mortgage]

      Certification Regarding Compliance with Applicable Servicing Criteria

1. GMAC Mortgage, LLC ("GMACM"), for itself and its affiliated servicing participant Homecomings Financial, LLC ("Homecomings"), is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where GMACM has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which GMACM acted as a primary servicer and involving first and second lien mortgage loans and home equity loans (the "GMACM Primary Servicing Platform"), as set forth in Appendix B hereto.

2.    GMACM has engaged certain vendors, which are not servicers as defined in
      Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and GMACM elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto. GMACM has policies and procedures in place designed to provide reasonable assurance that such Vendors' activities comply in all material respects with the servicing criteria applicable to such Vendors;

3. Except as set forth in paragraph 4 below, GMACM used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" in Appendix A hereto are inapplicable to GMACM based on the activities it performs, directly or through its Vendors, with respect to the GMACM Primary Servicing Platform;

5. GMACM has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole, except as described in Appendix C hereto.

6. GMACM has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole;

7. GMACM has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMACM Primary Servicing Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACM's compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008
                                          GMAC Mortgage, LLC

                                          By: /s/ Anthony N. Renzi
                                              ------------------------
                                              Name:  Anthony N. Renzi
                                              Title: Executive Vice President

                                   APPENDIX A

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                SERVICING
                     SERVICING CRITERIA                                  SERVICING CRITERIA              CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed
                                                                                          by                NOT
                                                                                       Vendor(s)       performed by
                                                                                       for which        GMACM or by
                                                                                        GMACM is      subservicer(s)
                                                                        Performed         the           or vendor(s)
                                                                        Directly      Responsible       retained by
   Reference                            Criteria                        by GMACM         Party            GMACM
-----------------------------------------------------------------------------------------------------------------------
                         General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to                                                 X
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are                X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction                                                      X
                   agreements to maintain a back-up servicer for
                   the pool assets are maintained.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy         X
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
                        Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are deposited into              X              X(1)
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than
                   two business days following receipt, or such
                   other number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf          X
                   of an obligor or to an investor are made only
                   by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding               X
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as       X
                   cash reserve accounts or accounts established as
                   a form of overcollateralization, are separately
                   maintained (e.g., with respect to commingling of
                   cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a               X
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to                X
                   prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                SERVICING
                     SERVICING CRITERIA                                  SERVICING CRITERIA              CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed
                                                                                          by                NOT
                                                                                       Vendor(s)       performed by
                                                                                       for which        GMACM or by
                                                                                        GMACM is      subservicer(s)
                                                                        Performed         the           or vendor(s)
                                                                        Directly      Responsible       retained by
   Reference                            Criteria                        by GMACM         Party            GMACM
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis        X
                    for all asset-backed securities related bank
                    accounts, including custodial accounts and
                    related bank clearing accounts. These
                    reconciliations are (A) mathematically accurate;
                    (B) prepared within 30 calendar days after the
                    bank statement cutoff date, or such other number
                    of days specified in the transaction agreements;
                    (C) reviewed and approved by someone other than
                    the person who prepared the reconciliation; and
                    (D) contain explanations for reconciling items.
                    These reconciling items are resolved within 90
                    calendar days of their original identification,
                    or such other number of days specified in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
                          Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)       Reports to investors, including those to be                                              X
                    filed with the Commission, are maintained in
                    accordance with the transaction agreements and
                    applicable Commission requirements. Specifically,
                    such reports (A) are prepared in accordance with
                    timeframes and other terms set forth in the
                    transaction agreements; (B) provide information
                    calculated in accordance with the terms specified
                    in the transaction agreements; (C) are filed with
                    the Commission as required by its rules and
                    regulations; and (D) agree with investors' or the
                    trustee's records as to the total unpaid
                    principal balance and number of pool assets
                    serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)      Amounts due to investors are allocated and                                               X
                    remitted in accordance with timeframes,
                    distribution priority and other terms set forth
                    in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)     Disbursements made to an investor are posted                                             X
                    within two business days to the Servicer's
                    investor records, or such other number of days
                    specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)      Amounts remitted to investors per the investor                                           X
                    reports agree with cancelled checks, or other
                    form of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------
                              Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)       Collateral or security on pool assets is                                                 X
                    maintained as required by the transaction
                    agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)      pool asset and related documents are                                                     X
                    safeguarded as required by the transaction
                    agreements
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)     Any additions, removals or substitutions to                                              X
                    the asset pool are made, reviewed and approved
                    in accordance with any conditions or
                    requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)      Payments on pool assets, including any payoffs,         X              X(1)
                    made in accordance with the related pool asset
                    documents are posted to the Servicer's obligor
                    records maintained no more than two business
                    days after receipt, or such other number of days
                    specified in the transaction agreements, and
                    allocated to principal, interest or other items
                    (e.g., escrow) in accordance with the related
                    pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)       The Servicer's records regarding the pool               X
                    assets agree with the Servicer's records with
                    respect to an obligor's unpaid principal
                    balance
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                SERVICING
                     SERVICING CRITERIA                                  SERVICING CRITERIA              CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed
                                                                                          by                NOT
                                                                                       Vendor(s)       performed by
                                                                                       for which        GMACM or by
                                                                                        GMACM is      subservicer(s)
                                                                        Performed         the           or vendor(s)
                                                                        Directly      Responsible       retained by
   Reference                            Criteria                        by GMACM         Party            GMACM
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of          X
                   an obligor's pool assets (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,              X
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established
                   by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are              X
                   maintained during the period a pool asset is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return        X
                   for pool assets with variable rates are computed
                   based on the related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an                X
                   obligor (such as escrow accounts): (A) such
                   funds are analyzed, in accordance with the
                   obligor's pool asset documents, on at least an
                   annual basis, or such other period specified in
                   the transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable pool asset documents
                   and state laws; and (C) such funds are returned
                   to the obligor within 30 calendar days of full
                   repayment of the related pool assets, or such
                   other number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as          X              X(2)
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the Servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with           X
                   any payment to be made on behalf of an obligor
                   are paid from the Servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are          X              X(2)
                   posted within two business days to the obligor's
                   records maintained by the Servicer, or such other
                   number of days specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                          X
                   uncollectible accounts are recognized and
                   recorded in accordance with the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,              X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------

(1) A vendor posts cash receipts received via lockbox submission to GMACM's lockbox clearing account.

(2) A vendor provides certain information to GMACM to assist GMACM in making tax and insurance payments on behalf of certain obligors.

                                   APPENDIX B

2007-EMX1            2007-RS1                 2006-KS9                  2006-QS5
2007-HI1             2007-RS2                 2006-NC1                  2006-QS6
2007-HSA1            2007-RZ1                 2006-NC2                  2006-QS7
2007-HSA2            2007-S1                  2006-NC3                  2006-QS8
2007-HSA3            2007-S2                  2006-QA1                  2006-QS9
2007-KS1             2007-S3                  2006-QA10                 2006-RS1
2007-KS2             2007-S4                  2006-QA11                 2006-RS2
2007-KS3             2007-S5                  2006-QA2                  2006-RS3
2007-KS4             2007-S6                  2006-QA3                  2006-RS4
2007-QA1             2007-S7                  2006-QA4                  2006-RS5
2007-QA2             2007-S8                  2006-QA5                  2006-RS6
2007-QA3             2007-S9                  2006-QA6                  2006-RZ1
2007-QA4             2007-SA1                 2006-QA7                  2006-RZ2
2007-QA5             2007-SA2                 2006-QA8                  2006-RZ3
2007-QH1             2007-SA3                 2006-QA9                  2006-RZ4
2007-QH2             2007-SA4                 2006-QH1                  2006-RZ5
2007-QH3             2007-SP1                 2006-QO1                  2006-S1
2007-QH4             2007-SP2                 2006-QO10                 2006-S10
2007-QH5             2007-SP3                 2006-QO2                  2006-S11
2007-QH6             2006-EFC1                2006-QO3                  2006-S12
2007-QH7             2006-EFC2                2006-QO4                  2006-S2
2007-QH8             2006-HI1                 2006-QO5                  2006-S3
2007-QH9             2006-HI2                 2006-QO6                  2006-S4
2007-QO1             2006-HI3                 2006-QO7                  2006-S5
2007-QO2             2006-HI4                 2006-QO8                  2006-S6
2007-QO3             2006-HI5                 2006-QO9                  2006-S7
2007-QO4             2006-HSA1                2006-QS1                  2006-S8
2007-QO5             2006-HSA2                2006-QS10                 2006-S9
2007-QS1             2006-HSA3                2006-QS11                 2006-SA1
2007-QS10            2006-HSA4                2006-QS12                 2006-SA2
2007-QS11            2006-HSA5                2006-QS13                 2006-SA3
2007-QS2             2006-KS1                 2006-QS14                 2006-SA4
2007-QS3             2006-KS2                 2006-QS15                 2006-SP1
2007-QS4             2006-KS3                 2006-QS16                 2006-SP2
2007-QS5             2006-KS4                 2006-QS17                 2006-SP3
2007-QS6             2006-KS5                 2006-QS18                 2006-SP4
2007-QS7             2006-KS6                 2006-QS2
2007-QS8             2006-KS7                 2006-QS3
2007-QS9             2006-KS8                 2006-QS4

2007-2N
2007-DBALT-OA1
2007-GSR-AR1
2007-GSR-OA1
2007-HALO-AR2
2007-HV2
2007-HV7
2007-LUM-2
2007-LXS-12N
2007-LXS-15N

2007-LXS-4N LEHMAN
2007-MANA-A2
2007-MANA-AF1
2007-MANA-OAR3
2007-MANA-OAR4
2007-MARM-3
2007-POWH3
2007-SARM-06
2006-BAFC-1
2006-LUM-5
2006-LUM-6
2006-MARM-OA1
2006-MARM-OA2
2006-POWH13
2006-POWH13B
2006-POWH16
2006-POWH16B
2006-POWH17
2006-POWH17B
2006-POWH18
2006-POWH18B
2006-POWH20
2006-POWH21
2006-POWH22
2006-QWH20
2006-QWH8
2006-WH1
2006-WH11
2006-WH12
2006-WH21
2005-QWH7

2007-DBALT-RAMP1
2007-DLJMC-HCSB
2007-GSR-OA2
2007-GSR-HEL1
2007-QRWH1
2007-SARM-3 LEHMAN
2001-PTWH11
2003-PTWH18
2005-QWH13
2005-WH20
2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29
2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1 CCM
2006-18N
2006-BAFC6
2006-CMLT1 AAR7

2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM
2006-BAFC-5
2006-DBALT-AR1
2006-HWH10
2006-KWH3B
2006-HWH17
2006-HWH19
2006-KWH1


SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2006-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11

LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6
LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8
2007-GEL1
2007-GEL1
GPMF2007AR1
SASCO07-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASCO07-RF2
SASCO07-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3

o

ISAC 2006-4
CMB 2007-A
MSM 06-10SL
MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPS06RP1
GSR 2006-4F
2006-1
TCMLT 07-1
DLJMC-WACHO
DLJMC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1
NAAC2006S1
MIT 2006-1

BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2
DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2
ACE2006-SL4
SASCO 06BC2
MARP 06-2
MSM06-13ARX
MARM 06OA2
DBALT06AB4
DBALT06AR4

HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2
DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2

HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACE07STICS1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4
MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT07OA45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13

CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
DBALT 07-4
MSM07-14AR
MSM07-15AR
CSMC 2007-7
2006-S4

2006-J1
2006-AR1
2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3

                                   APPENDIX C


1. Certain custodial account reconciliations were not reviewed within timelines outlined in the GMACM's policies and procedures, as required by criteria 1122(d)(2)(vii)(C). Certain custodial accounts had reconciling items which were not resolved within 90 calendar days of original identification, as required by criteria 1122(d)(2)(vii)(D).

                                CORRECTIVE ACTION


Management has implemented the appropriate measures to resolve the bank reconciliation items noted in the report.


With respect to the remediation efforts described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.

                              PLATFORM INTEGRATION


The Homecomings servicing platform was integrated into the GMACM Primary Servicing Platform on May 1, 2007.


With respect to the platform integration described above, such discussions do not constitute a part of management's assertion or the accompanying attestation report.